CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        PATENT RIGHTS PURCHASE AGREEMENT



          This Patent Rights Purchase Agreement (this "Agreement") is made and entered into as of December 18, 1998 (the "Effective Date") between Isis Pharmaceuticals, Inc. ("Isis"), and Gilead Sciences, Inc. ("Gilead").

          1.   DEFINITIONS.

               1.1 "Cationic Lipid" means those compounds described in United States Patent Nos. 5,777,153 and 5,705,693; United States Patent Application Serial No. 08/672,206; and European Patent Application No. 97931462.2, to the extent such compounds are not Codeblocker Compounds.

               1.2 "Codeblocker Compound" means an oligonucleotide that binds directly to DNA or RNA within a cell on a selective basis determined by the nucleotide sequence of the target DNA or RNA and exerts its biological activity predominantly through binding to DNA or RNA to inhibit the transcription or replication of the target DNA or RNA or binding to RNA to inhibit the translation, processing, packaging or regulatory activity of the target RNA. A Codeblocker Compound may also have a mechanism of action or biological activity other than one conferred through direct binding to RNA or DNA provided that (i) the compound originally was designed to bind a target DNA or RNA and (ii) the final compound or any compounds used to derive the final compound were not identified using selective purification and polymerase amplification in any fashion. An oligonucleotide, is any oligomer or polymer made up [***] An oligonucleotide includes RNA or DNA fragments, and may be composed of naturally occurring or non-naturally occurring bases, sugars or intersugar linkages. An oligonucleotide may have the bases, sugars or intersugar linkages partially or completely absent. Oligonucleotides may be made such that adjacent nucleoside or nucleoside fragments are linked together by phosphate groups or modified or non-naturally occurring internucleoside linkages to form the internucleoside backbone of the oligomer, whether or not such linkages retain a phosphorous atom in the linkage.

               1.3 "Oligonucleotide Delivery System" means any carrier, targeting entity, excipient, formulation, device, prodrug, covalent or noncovalent conjugate, encapsulating vesicle, microcapsule, micro- or nanosphere, emulsion, or microemulsion, lipid, liposome, virosome, or artificial vial envelope which was developed by Gilead on or prior to the Effective Date, and which (i) enhances the cellular penetration or circulating half-life of a Codeblocker Compound, (ii) selectively delivers a Codeblocker compound to the intended target tissue, cell or subcellular compartment, (iii) provides sustained release of a Codeblocker Compound from a depot formulation, or (iv) otherwise favorably alters the absorption, distribution, metabolism or excretion of a Codeblocker Compound so as to enhance its pharmacological activity of clinical value. "Oligonucleotide Delivery System" includes cationic lipids.



----------------------
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SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
RESPECT TO THE OMITTED PORTIONS.


                                       1.

               1.4 "Patent Rights" means the patents and patent applications listed in Exhibit A attached hereto.

         2.    ASSIGNMENTS AND LICENSES.

               2.1 Gilead hereby sells and assigns to Isis all of Gilead's right, title and interest in Patent Rights, subject to the rights of Glaxo Wellcome Inc. ("Glaxo") under the Collaborative Research Agreement between Glaxo and Gilead dated March 25, 1996 (the "Glaxo Agreement"), provided however, that the assignment of U.S. Patent Number 5,256,775 shall be subject to the condition precedent that Gilead settle the interference involving this patent on conditions of Gilead's choosing (including conceding priority). Gilead hereby grants Isis an exclusive, royalty-free, worldwide, assignable license (with the right to grant sublicenses) to U.S. Patent Number 5,256,775 beginning on the Effective Date and continuing until such time that Gilead settles the interference and the assignment to Isis becomes effective.

               2.2 Gilead hereby assigns and delegates to Isis (and Isis accepts and agrees to perform) all of Gilead's rights and obligations under the License Agreement between Glen Research Corporation ("Glen Research") and Gilead dated January 1, 1994 and amended on November 19, 1996. A copy of the written consent to such assignment and delegation signed by Glen Research is attached hereto as Exhibit B. In the event that Isis, by reason of this Agreement, is required to indemnify Glen Research under Section 8.1 (b) of the Glen Research License Agreement, Gilead will indemnify Isis up to a maximum amount equal to one hundred percent (100%) of total royalties received by Gilead from Glen Research; thereafter, Gilead will not have any indemnity obligations to Isis related to such Agreement. Gilead will continue to honor its obligations to Glen Research for activities preceding the Effective Date of this Agreement.

               2.3 Subject to the rights of Glen Research above, Isis hereby grants to Gilead an exclusive, perpetual, irrevocable, royalty-free, worldwide, assignable license (with the right to grant sublicenses) to directly or indirectly make, have made, use, import, export or sell compounds and other subject matter falling within the scope of Patent Rights which are [***]

               2.4 Gilead hereby grants to Isis a nonexclusive, perpetual, royalty-free, worldwide, assignable license (with the right to grant sublicenses) to compounds and other subject matter which are within the scope of Patent Rights, solely for use as intermediates in the manufacture of Codeblocker Compounds or oligomers [***]

               2.5 Isis hereby grants to Gilead a non-exclusive, non-sublicensable, non-assignable, perpetual, irrevocable, royalty-free, worldwide license under Patent Rights to make and use Codeblocker Compounds and Oligonucleotide Delivery Systems for internal research purposes, but not for any commercial purpose.

               2.6 Isis will not have any obligations to Gilead relating to Codeblocker Compounds or this Agreement to the extent arising prior to the Effective Date.


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[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       2.

               2.7 Each party hereby agrees to execute such documents and to take such other actions as shall be necessary or appropriate to effectuate the assignments and licenses set forth in this Section 2.

          3.   REPRESENTATIONS AND WARRANTIES BY GILEAD.

Gilead makes the following representations and warranties to Isis, each of which will survive the Effective Date:

               3.1 To the best of Gilead's knowledge, the Patent Rights include all of the patents and patent applications owned or controlled by Gilead on or prior to the Effective Date that cover Codeblocker Compounds and Oligonucleotide Delivery Systems, their manufacture or use. There are no other US or unpublished foreign filings owned or controlled by Gilead filed prior to the Effective Date which claim Codeblocker Compounds or Oligonucleotide Delivery Systems other than as set forth in Exhibit A, nor does Gilead have any present intention to make such filings. If Gilead becomes aware of any patents or patent applications that (i) are owned or controlled by Gilead, (ii) claim inventions made prior to the Effective Date, (iii) cover Codeblocker Compounds or Oligonucleotide Delivery Systems, and (iv) are not included in Exhibit A, Gilead will promptly notify Isis in writing and execute appropriate documents to transfer such patents and patent applications to Isis.

               3.2 Gilead represents and Isis acknowledges that (i) the Glaxo Agreement remains in effect and Gilead and Glaxo have ongoing rights and obligations thereunder, modified to the extent specifically set forth in this Agreement and (ii) this Agreement is not an assignment of Gilead's rights or obligations under the Glaxo Agreement and that Isis assumes no rights or obligations to Glaxo under this Agreement. Gilead represents that the Research Term and all rights, obligations and funding relating thereto under the Glaxo Agreement have been terminated. Gilead will not enter into any future amendments to the Glaxo Agreement which in any way affect the rights of Isis hereunder.

               3.3 The Glaxo Agreement and the license to Glen Research referenced in Section 2.2 above are the only licenses and Gilead is not aware of any other third party rights of any kind affecting the Patent Rights. Except with respect to U.S. Patent Number 5,256,775, which is subject to an interference proceeding, the Patent Rights are not the subject of any pending interference, cancellation or other protest proceeding not otherwise known to Isis, or otherwise subject to rights or obligations to any third party other than Glaxo and Glen Research. The complete terms and conditions of such rights and obligations relating to Glaxo and Glen Research have been disclosed to Isis.

               3.4   There are no Collaboration Compounds (as defined in Section
1.7 of the Glaxo Agreement) and none were developed during the Research Term under the Glaxo Agreement. Gilead does not owe any royalties to Glaxo or any third party under the Glaxo Agreement nor does Gilead have any known or pending claims against Glaxo arising out of the Glaxo Agreement. To the best of Gilead's knowledge, (i) Glaxo does not owe any royalties to Gilead or any third party under the Glaxo Agreement, (ii) nor does Glaxo have any known or pending claims against Gilead arising out of the Glaxo Agreement.


                                       3.

          4.   TECHNOLOGY TRANSFER.

               4.1 Gilead and Isis will cooperate in the filing and execution of any and all documents necessary to effectuate the assignment to Isis of the Patent Rights, including the filing of assignments or other transfer of title covenants with the U.S. Patent and Trademark Office and foreign patent offices as applicable to the Patent Rights. Within thirty (30) days from the Effective Date, Gilead will notify all attorneys handling the prosecution of the Patent Rights to contact the Isis Patent Department to provide an immediate status update on the Patent Rights and to prepare the documents necessary to transfer the Patent Rights to Isis. The cost of recording assignments of the Patent Rights will be borne by Isis. Within forty-five (45) days from the Effective Date, Gilead and its counsel will use their reasonable best efforts to transfer all files and supporting documents relating to the Patent Rights to Isis, including but not limited to, all initial invention disclosure documents, all documents sent to the U.S. Patent and Trademark Office regarding inventions and claims, all draft patent applications, all filing or prosecution documents submitted to the patent offices, and all file wrappers. Conception notebooks and all other documents in the possession or under the control of Gilead or its counsel relating to conception and/or reduction to practice, such as scientist notebooks shall be obtained in accord with Gilead's ordinary document retention and made available to Isis upon Isis' reasonable request. All documents to be provided to Isis hereunder are to be sent by expedited delivery service.

               4.2 Gilead will make appropriate scientific staff available to Isis for a scientific tutorial on the subject matter of this Agreement, such tutorial not to exceed more than [***] from Gilead's staff and not to obligate Gilead to disclose any third party confidential information.

          5.   PATENT MAINTENANCE AND PROSECUTION RESPONSIBILITIES.

               5.1 On and after the Effective Date, Isis will take responsibility for any action or proceeding involving Patent Rights. The cost of recording the assignment of Patent Rights shall be borne solely by Isis. If Isis elects not to take such responsibility involving Patent Right(s) in a particular country then Isis will timely notify Gilead and Glaxo 30 days before the time future action is due, and thereafter Gilead or Glaxo shall undertake such responsibility. If Gilead or Glaxo elects to do so, Isis will grant any necessary authority to Gilead. Gilead will determine whether Gilead or Glaxo shall take such responsibility at their expense. Isis assumes no obligation to Glaxo as a result of its agreement with Gilead in this Section 5.1.

               5.2 NOTICE OF INFRINGEMENT. Isis shall promptly notify Gilead in writing of any infringement of any assigned Patent Right(s) of which it becomes aware.

               5.3 ENFORCEMENT OF PATENTS. Except as otherwise set forth in this Section, Isis may, but shall not be required to, prosecute any alleged infringement or threatened infringement of any assigned Patent Right(s) of which it is aware or which is brought to its attention. Isis shall act in its own name and at its own expense. If Isis has failed to prosecute under the first sentence of this paragraph with respect to alleged or threatened infringement


----------------------
[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       4.

relating to any Patent Right(s) (i) two months after it has been notified in writing of such alleged infringement, or (ii) one month before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Gilead (or at its election Glaxo) may, but shall not be required to, prosecute any such alleged infringement or threatened infringement of a Patent within the Patent Rights. In any such event, Gilead or Glaxo shall be free to act in its own name and at its own expense. Notwithstanding the foregoing and as between the parties, Gilead shall have the sole and exclusive right of enforcement with respect to any alleged or threatened infringement of any right within the scope of the license granted in
Section 2.3 of this Agreement. Isis shall cooperate fully with Gilead or Glaxo in any action by Gilead or Glaxo, respectively, under this paragraph, including if required in order to bring such an action, the furnishing of a power of attorney.

          6.   INDEMNITY AND WARRANTY.

               6.1 Indemnity by Isis. Isis will indemnify, save, defend and hold Gilead and its agents, directors and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys fees, resulting from activities under this agreement by Isis.

               6.2 INDEMNITY BY GILEAD. Gilead will indemnify, save, defend and hold Isis and its agents, directors and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorney fees, resulting from (i) Gilead's, Gilead's sublicensee's or Gilead's assignee's activities under the licenses provided for in Sections 2.3 and 2.5; (ii) Gilead's contractual obligations to third parties including Glaxo and Glen Research, except to the extent resulting from Isis' activities under this Agreement; or (iii) Gilead's exercise of the Patent Rights prior to the Effective Date.

               6.3 WARRANTY. Gilead warrants that it has sufficient right and title to enter into and to perform its obligations under this Agreement. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES DISCLAIM ALL WARRANTIES OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF VALIDITY, MERCHANTABILITY, NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE.

               7. CONFIDENTIALITY. Confidential Information under the terms of this Agreement is all information relating to the Patent Rights sold, assigned or licensed to Isis under Section 2.1 and the Technology Transfer to Isis by Gilead under Section 4.1. Gilead agrees to treat the Confidential Information as confidential and to protect and maintain the confidentiality thereof. Gilead will use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its employees, agents, and consultants do not disclose or make any unauthorized use of such Confidential Information. Gilead will promptly notify Isis upon discovery of any unauthorized use or disclosure of the Confidential Information. Confidential Information will not include any information which is generally available to the public, is otherwise part of the public domain other than through any act or omission of Gilead in breach of this Agreement, or which is required to be disclosed by law or contract entered into


                                       5.

prior to this Agreement (provided that Isis shall have notice thereof in advance so that it can act to protect its interests should it decide to do so).

               8. CONSIDERATION. Isis shall pay Gilead the following noncontingent, non-refundable cash payments as consideration for the assignments provided for in this Agreement: $2,000,000 on the Effective Date, $1,000,000 on the first anniversary of the Effective Date, $1,000,000 on the second anniversary of the Effective Date, and $2,000,000 on the third anniversary of the Effective Date, for total payments of $6,000,000. In the event that Isis defaults on any of these payments, after thirty (30) days notice and an opportunity to cure, then ownership of all Patent Rights will automatically revert to Gilead and Isis will take all actions reasonably requested by Gilead for such purposes, including, without limitation, signing and delivering any applicable assignments and other documents. Isis shall be entitled to no damages exceeding the consideration set forth in this Section 8 for any uncured claim against Gilead respecting Gilead's performance or representations hereunder.

               9. NOTICES. Notices under this Agreement shall be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service, facsimile or mailed by certified or registered mail, return receipt requested, to a party at its addresses set forth as follows:

               If to Isis:       Isis Pharmaceuticals, Inc.
                                 2292 Faraday Avenue
                                 Carlsbad, CA 92008
                                 Attn:  Executive Vice President, CFO
                                 Facsimile:  (760) 431-9448

               If to Gilead:     Gilead Sciences, Inc.
                                 333 Lakeside Drive
                                 Foster City, CA 94404
                                 Attn:  Vice President, Intellectual Property
                                 Facsimile:  (650) 577-6622

               If to Glaxo:      Glaxo Wellcome, Inc.
                                 Five Moore Drive
                                 Research Triangle Park, NC 27709
                                 Attn:  Company Secretary
                                 Facsimile:  (919) 483-0265

               10. MISCELLANEOUS. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary to continue to effect the intent of the parties, and this Agreement shall otherwise remain in full force and effect and enforceable. Any waivers or amendments shall be effective only if made in writing and signed by a representative of the respective parties authorized to bind the parties. This Agreement shall be governed by the laws of the State of Delaware, excluding conflicts-of-law principles. This Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this


                                       6.

Agreement, excluding the Confidential Disclosure Agreement between the parties dated July 29, 1998.


                                       7.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

ISIS PHARMACEUTICALS, INC.               GILEAD SCIENCES, INC.

By:                                      By:
   -------------------------------          ----------------------------------
Printed:                                 Printed:
        --------------------------               -----------------------------
Title:                                   Title:
      ----------------------------             -------------------------------

Address: 2292 Faraday Avenue             Address: 333 Lakeside Drive
         Carlsbad, CA 92008                       Foster City, CA 94404


                                       8.

12/16/98                           EXHIBIT A



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                                     Page 1

12/16/98                           EXHIBIT A


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                                     Page 2

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
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12/16/98                           EXHIBIT A


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12/16/98                           EXHIBIT A


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                                    EXHIBIT B

December 16, 1998

VIA FACSIMILE AND COURIER

Hugh Mackie, Ph.D.
Glen Research Corporation
22825 Davis Drive
Sterling, VA 20164

RE: ASSIGNMENT OF LICENSE AGREEMENT

Dear Hugh:

As we discussed today by phone, Gilead has negotiated a Patent Rights Purchase
Agreement with Isis Pharmaceuticals, Inc. ("Isis"), a biopharmaceutical company based in Carlsbad, California, pursuant to which Gilead will assign all of its antisense patent rights to Isis. As part of this Agreement, Gilead will be assigning to Isis the License Agreement between Gilead and Glen Research
Corporation dated January 1, 1994, as amended November 19, 1996 (the "License
Agreement"). The purpose of this letter is to obtain the formal consent of Glen
Research Corporation to the proposed assignment of the License Agreement to Isis, as required by Section 16 of the License Agreement. Please indicate your consent to the assignment by executing and dating this letter in the space indicated below and returning it to my attention via facsimile at (650)
577-5488. When you receive the original copy of the letter please execute and date it (using the same date) and return it to me by courier.

We would be happy to discuss the proposed assignment in more detail with you, or put you in touch with appropriate people at Isis. Please give me a call at (650)
573-4772, or John Milligan at (650) 573-4756, if you have any questions. Thank you for your prompt response to this matter.

Very truly yours,


Jeffrey W. Bird, M.D., Ph.D.
Senior Vice President, Business Operations

ACCEPTED AND AGREED TO:
Glen Research Corporation

By
  ------------------------------

Name:
Title:
Date: